UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 9, 2004

Date of Report (Date of earliest event reported)

DAIMLERCHRYSLER AUTO TRUST 2004-B

(Exact name of registrant as specified in its charter)

Delaware	333-75942-08	74-6523269

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Delaware
1011 Centre Road, Suite 200, Wilmington, Delaware 19805-1266

(Address of principal executive offices) (Zip Code)

(248) 427-2565

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 8. Other Events

Item 8.01. Other Events

     On the payment date August 9, 2004, payments were made to the holders of DaimlerChrysler Auto Trust Series 2004-B, Asset Backed Notes.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

(a)	Financial statement of businesses acquired:

None

(b)	Pro forma financial information:

None

(c)	Exhibits:

Exhibit 99:	Monthly report to holders of the Asset Backed Notes, Series 2004-B, relating to the August 9, 2004 Payment Date.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DaimlerChrysler Auto Trust 2004-B (Registrant)
By:	DaimlerChrysler Services North America LLC, as Administrator

By:	/s/ Mark L. Davis
Mark L. Davis
Assistant Controller

Date: August 27, 2004

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INDEX TO EXHIBITS

Exhibit No.	Description
99	Monthly report to holders of the Asset Backed Notes, Series 2004-B, relating to the August 9, 2004 Payment Date.

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